                                                Exhibit 99.1
First Financial Bancorp Announces Record Third Quarter
Financial Results and Quarterly Dividend

•Earnings per diluted share of $0.77; $0.84 on an adjusted(1) basis; 11% increase from the third quarter of 2025 and highest in Company history
•Return on average assets of 1.44%; 1.56% on an adjusted(1) basis
•Net interest margin on FTE basis(1) of 4.07%; 9 bp increase from linked quarter
•Loan growth of $170 million, or 4.9% on an annualized basis
•Record adjusted(1) noninterest income; $5.7 million, or 8%, increase from the linked quarter
•ROTCE of 18.7%; 20.2% on adjusted(1) basis
•Received Federal regulatory approval for Finward acquisition; expected to close 1/1/27

Cincinnati, Ohio - October 27, 2026. First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the three and nine months ended September 30, 2026.

For the three months ended September 30, 2026, the Company reported net income of $81.2 million, or $0.77 per diluted common share. These results compare to net income of $76.5 million, or $0.73 per diluted common share, for the second quarter of 2026. For the nine months ended September 30, 2026, First Financial had earnings per diluted share of $2.21 compared to $2.02 for the same period in 2025.

Return on average assets for the third quarter of 2026 was 1.44% while return on average tangible common equity was 18.67%(1). These compare to return on average assets of 1.37% and return on average tangible common equity of 17.95%(1) in the second quarter of 2026.

Third quarter 2026 highlights include:

•Robust net interest margin of 4.05%, or 4.07% on a fully tax-equivalent basis(1)
◦9 bp increase from second quarter driven by 13 bp increase in asset yields, partially offset by a 4 bp increase in funding costs

•Noninterest income of $77.7 million; $77.6 million on an adjusted(1) basis
◦Double digit percentage growth from linked quarter in wealth management income, bankcard income, and client derivative fees
◦Foreign exchange income increased $4.4 million, or 33.5%, from linked quarter
◦Strong leasing business income of $23.0 million
•Noninterest expenses of $165.7 million; $156.9 million on an adjusted(1) basis
◦Adjustments(1) include $7.5 million of acquisition related expenses, $0.8 million of amortization of tax credit investments and $0.6 million of other expenses not expected to recur
◦Increase from prior quarter driven by compensation costs tied to fee income, as well as increases in credit collection and healthcare costs
◦Efficiency ratio of 60.5%; 57.3% as adjusted(1)

•Solid loan growth during the quarter
◦Loan balances increased $170.2 million, or 4.9% on an annualized basis, compared to linked quarter
◦Quarterly growth driven by C&I, Consumer and Summit

•Moderate deposit growth during the quarter
◦Average deposit balances increased $52.4 million, or 1.2% on an annualized basis
◦Growth in interest-bearing demand accounts, money market accounts and retail CDs offset a decline in brokered CDs, savings, and noninterest-bearing accounts
◦Excluding brokered CDs, average deposits increased $144.0 million
___________________________________________________________________________________________
(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

•Total Allowance for Credit Losses of $209.8 million; Total quarterly provision expense of $8.9 million
◦Loans and leases - ACL of $191.7 million
◦ACL to total loans of 1.38%
◦Unfunded Commitments - ACL of $18.2 million
◦Annualized net charge-offs were $7.2 million in third quarter, or 21 bps of total loans
◦Nonperforming assets increased 2 bps to 0.45% of total assets
◦Classified assets increased to 1.26% of total assets primarily due to the downgrade of a single ICRE relationship

•Capital ratios remain strong despite significant decline in AOCI
◦Total capital ratio increased 8 bps to 15.83%
◦Tier 1 common equity increased 21 bps to 12.54%
◦Tangible common equity of 7.81%(1); 9.65%(1) excluding impact from AOCI
◦Tangible book value per share of $15.65(1); 5.9% decrease from linked quarter

Additionally, the Board of Directors approved a quarterly dividend of $0.26 per common share for the next regularly scheduled dividend, payable on December 15, 2026 to shareholders of record as of December 1, 2026.

Archie Brown, President and CEO, commented on third quarter results, “I am very pleased with our performance in the third quarter. Adjusted(1) net income was $87.8 million and adjusted(1) earnings per share were $0.84, which resulted in an adjusted(1) return on assets of 1.56% and an adjusted(1) return on tangible common equity of 20.2%. Earnings per share increased 11% from the third quarter of 2025 and were the highest in the Company’s history. We delivered record third quarter revenue of $273.9 million, driven by a strong net interest margin of 4.07% and record adjusted(1) fee revenue of $77.6 million.”

Mr. Brown continued, “Loan balances increased moderately during the quarter, consistent with our prior quarter outlook, with particularly strong growth in our C&I portfolio. Loan pipelines remain healthy as we enter the fourth quarter, and we expect low to mid single digit loan growth as we close out 2026.”

Mr. Brown continued, discussing fees and expenses, “We are very encouraged by the strength and diversification of our fee income, as adjusted(1) noninterest income was a record $77.6 million and 28% of total revenues. Growth from the linked quarter was driven by strong performances from foreign exchange, wealth management, client derivatives and bankcard income.

“As a result of our strong fee income and overall operating performance, expenses were elevated during the quarter, driven primarily by incentive costs associated with our record revenues, as well as higher health care claims and increased credit and collection costs. We expect expenses to moderate in the fourth quarter."

Mr. Brown commented on asset quality and capital, “Credit quality trends were stable during the third quarter. Net charge-offs and nonperforming assets were comparable to second quarter levels, while classified assets increased significantly. The increase in classified assets was primarily driven by the downgrade of a single ICRE relationship with multiple loans, and we expect to resolve the workout of this relationship over the next few quarters.

"All regulatory capital ratios increased from the second quarter; however, tangible book value per share and tangible common equity declined in response to the sharp increase in interest rates during the second half of the quarter. Tangible book value per share decreased 6% from the linked quarter to $15.65, while tangible common equity declined 43 basis points from June 30, to 7.81% at the end of September.”

Mr. Brown concluded, “We delivered another strong quarter and have had an excellent year to date. We are pleased to have received Federal regulatory approval for our acquisition of Finward and expect to close the transaction on January 1, 2027, subject to the receipt of state regulatory and Finward shareholder approvals. Looking ahead, we remain focused on closing the year on a strong note, completing the Finward transaction, and carrying our momentum into 2027.

"Finally, I want to acknowledge the recently announced changes to our senior leadership structure. These changes were designed to promote continuity, reinforce our commitment to strong financial performance, and maintain our engagement-centric culture. I have tremendous confidence in Jamie and the rest of our leadership team, and the positive impact we are already seeing from these organizational changes underscores the strength of our people, our culture, and our continued commitment to serving our clients and communities.”

Full detail of the Company’s third quarter 2026 performance is provided in the accompanying financial statements and slide presentation.
___________________________________________________________________________________________
(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

Teleconference / Webcast Information

First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Wednesday, October 28, 2026 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (833) 461-5787 (U.S. toll free), meeting ID 257491860. The number should be dialed five to ten minutes prior to the start of the conference call. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website

This press release as well as supplemental information are available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

Use of Non-GAAP Financial Measures

This earnings release contains GAAP financial measures and Non-GAAP financial measures where management believes it to be helpful in understanding the Company’s results of operations or financial position. Where Non-GAAP financial measures are used, the comparable GAAP financial measures, as well as a reconciliation to the comparable GAAP financial measure, can be found in the section titled “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

No Offer or Solicitation

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval with respect to the proposed transaction between First Financial and Finward. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Important Additional Information and Where to Find It

In connection with the proposed transaction, First Financial filed a Registration Statement on Form S-4 (the “Registration Statement”) with the SEC to register the shares of First Financial capital stock to be issued in connection with the proposed transaction, which became effective with the SEC on September 28, 2026. The Registration Statement includes a proxy statement of Finward and a prospectus of First Financial (the “Proxy Statement/Prospectus”), and First Financial and Finward may file with the SEC other relevant documents concerning the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST FINANCIAL, FINWARD AND THE PROPOSED TRANSACTION AND RELATED MATTERS.

A copy of the Registration Statement, Proxy Statement/Prospectus, as well as other filings containing information about First Financial and Finward, may be obtained, free of charge, at the SEC’s website (www.sec.gov). Copies of documents filed with the SEC by First Financial will be made available free of charge in the "Investor Relations" section of First Financial's website, https://www.bankatfirst.com/about/investor-relations.html. Copies of documents filed with the SEC by Finward will be made available free of charge in the "Investor Relations" section of Finward's website, https://www.investorrelations.ibankpeoples.com. The information on First Financial’s and Finward’s websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either First Financial makes with the SEC.

Participants in the Solicitation

First Financial, Finward and certain of their respective directors, executive officers, management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction between First

Financial and Finward. Information concerning First Financial’s participants is set forth in the Proxy Statement, dated April 16, 2026, for First Financial’s 2026 annual meeting of stockholders as filed with the SEC on Schedule 14A. Information concerning Finward’s participants is set forth in the Proxy Statement, dated April 3, 2026, for Finward’s 2026 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the participants in the solicitation of proxies in respect of the proposed transaction and interests of participants of First Financial and Finward in the solicitation of proxies in respect of the proposed transaction is included in the Registration Statement and Proxy Statement/Prospectus to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the operations of First Financial Bancorp. and its subsidiaries (the "Company", "First Financial", "we", "us", or "our") such as (i) our future operating or financial performance, including revenues, income or loss and earnings per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the uncertainties and assumptions that underlie our forward-looking statements. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of First Financial or their respective management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions include, among others, the following:

•economic, market, liquidity, credit, interest rate, operational and technological risks associated with First Financial’s business;
•future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses;
•the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry;
•management’s ability to effectively execute its business plans;
•pursuit of mergers and acquisitions, including costs or difficulties related to any acquisitions and/or integrations of any acquired companies;
•the possibility that any of the anticipated benefits of First Financial’s prior, in process, or contemplated acquisitions will not be realized or will not be realized within the expected time period;
•the possibility that any of acquisitions that have not yet been consummated, such as the acquisition of Finward Bancorp, is not consummated for any reason, including the failure to satisfy any closing conditions, termination of a merger agreement by either party, or the failure to receive any required regulatory or shareholder approvals;
•the effect of changes in accounting policies and practices;
•changes in consumer spending, borrowing and saving and changes in unemployment;
•changes in customers’ performance and creditworthiness;
•the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;
•current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, trade and tariff policies, and any slowdown in global economic growth;
•our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;
•financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;
•the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale;
•the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses;
•a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks;
•the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and
•our ability to develop and execute effective business plans and strategies.

These factors are not necessarily all of the factors that could cause First Financial's actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm the results of First Financial. Although First Financial believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results of First Financial will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in First Financial’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2025, quarterly reports on Form 10-Q, and other documents subsequently filed by First Financial with the Securities Exchange Commission (“SEC”). Investors are cautioned not to rely too heavily on any such forward-looking statements. First Financial urges you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by First Financial. Forward-looking statements speak only as of the date they are made, and First Financial undertakes no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

About First Financial Bancorp.

First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of September 30, 2026, the Company had $22.3 billion in assets, $13.9 billion in loans, $17.7 billion in deposits and $2.9 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $4.5 billion in assets under management as of September 30, 2026. The Company operated 151 full service banking centers as of September 30, 2026, located in Ohio, Indiana, Kentucky and Illinois, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. In 2025, First Financial Bank received its second consecutive Outstanding rating from the Federal Reserve for its performance under the Community Reinvestment Act and was recognized as a Gallup Exceptional Workplace Award winner, one of only 70 Gallup clients worldwide to receive this designation. Additional information about the Company, including its products, services and banking locations, is available at www.bankatfirst.com.

Contact Information

Investors/Analysts                    Media
Jamie Anderson                        Tim Condron
President & Chief Financial Officer            Director of Corporate Communications
(513) 887-5400                        (513) 979-5796
InvestorRelations@bankatfirst.com            media@bankatfirst.com

Selected Financial Information
September 30, 2026
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Nine months ended,
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	September 30,
	2026	2026	2026	2025	2025	2026	2025
RESULTS OF OPERATIONS
Net income	$81,182	$76,456	$74,445	$62,393	$71,923	$232,083	$193,212
Net earnings per share - basic	$0.78	$0.74	$0.72	$0.65	$0.76	$2.23	$2.04
Net earnings per share - diluted	$0.77	$0.73	$0.71	$0.64	$0.75	$2.21	$2.02
Dividends declared per share	$0.26	$0.25	$0.25	$0.25	$0.25	$0.76	$0.73

KEY FINANCIAL RATIOS
Return on average assets	1.44%	1.37%	1.34%	1.22%	1.54%	1.39%	1.40%
Return on average shareholders' equity	10.87%	10.39%	10.24%	9.18%	11.08%	10.50%	10.26%
Return on average tangible shareholders' equity (1)	18.67%	17.95%	17.78%	16.27%	19.11%	18.14%	18.03%

Net interest margin	4.05%	3.96%	3.97%	3.96%	3.99%	3.99%	3.95%
Net interest margin (fully tax equivalent) (1)(2)	4.07%	3.98%	3.99%	3.98%	4.02%	4.01%	3.98%

Ending shareholders' equity as a percent of ending assets	12.91%	13.31%	12.91%	13.11%	14.18%	12.91%	14.18%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets (1)	7.81%	8.24%	7.87%	7.79%	8.87%	7.81%	8.87%
Risk-weighted assets (1)	9.86%	10.62%	10.51%	9.76%	10.94%	9.86%	10.94%

Average shareholders' equity as a percent of average assets	13.28%	13.18%	13.12%	13.31%	13.87%	13.19%	13.64%
Average tangible shareholders' equity as a percent of average tangible assets (1)	8.18%	8.08%	8.01%	7.97%	8.54%	8.09%	8.25%

Book value per share	$27.39	$28.46	$28.02	$28.11	$27.48	$27.39	$27.48
Tangible book value per share (1)	$15.65	$16.64	$16.15	$15.74	$16.19	$15.65	$16.19

Common equity tier 1 ratio (3)	12.54%	12.33%	12.22%	11.32%	12.91%	12.54%	12.91%
Tier 1 ratio (3)	12.81%	12.61%	12.50%	11.60%	13.23%	12.81%	13.23%
Total capital ratio (3)	15.83%	15.75%	15.70%	15.46%	15.32%	15.83%	15.32%
Leverage ratio (3)	9.96%	9.66%	9.39%	9.53%	10.50%	9.96%	10.50%

AVERAGE BALANCE SHEET ITEMS
Loans (4)	$13,821,897	$13,619,039	$14,028,324	$12,812,267	$11,806,065	$13,822,331	$11,774,842
Investment securities	4,925,893	5,079,730	4,769,261	3,988,846	3,552,014	4,925,535	3,481,357
Interest-bearing deposits with other banks	499,575	605,647	596,094	647,347	610,074	566,752	589,546
Total earning assets	$19,247,365	$19,304,416	$19,393,679	$17,448,460	$15,968,153	$19,314,618	$15,845,745
Total assets	$22,321,112	$22,391,439	$22,459,721	$20,256,539	$18,566,188	$22,390,250	$18,452,133
Noninterest-bearing deposits	$3,797,339	$3,811,391	$3,745,002	$3,436,709	$3,124,277	$3,784,769	$3,119,587
Interest-bearing deposits	13,941,854	13,875,384	13,900,550	12,521,948	11,387,648	13,906,081	11,250,530
Total deposits	$17,739,193	$17,686,775	$17,645,552	$15,958,657	$14,511,925	$17,690,850	$14,370,117
Borrowings	$778,982	$891,636	$1,012,161	$848,650	$823,346	$893,406	$911,100
Shareholders' equity	$2,963,270	$2,951,237	$2,947,585	$2,695,581	$2,575,203	$2,954,088	$2,516,675

CREDIT QUALITY RATIOS
Allowance to ending loans	1.38%	1.38%	1.36%	1.39%	1.38%	1.38%	1.38%
Allowance to nonaccrual loans	191.25%	197.51%	182.73%	183.18%	213.18%	191.25%	213.18%
Nonaccrual loans to total loans	0.72%	0.70%	0.75%	0.76%	0.65%	0.72%	0.65%
Nonperforming assets to ending loans, plus OREO	0.72%	0.70%	0.75%	0.76%	0.65%	0.72%	0.65%
Nonperforming assets to total assets	0.45%	0.43%	0.44%	0.48%	0.41%	0.45%	0.41%
Classified assets to total assets	1.26%	1.01%	1.02%	1.11%	1.18%	1.26%	1.18%
Net charge-offs to average loans (annualized)	0.21%	0.20%	0.35%	0.27%	0.18%	0.25%	0.25%
(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.
(2) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(3) September 30, 2026 regulatory capital ratios are preliminary.
(4) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Nine months ended,
	September 30,			September 30,
	2026	2025	% Change	2026	2025	% Change
Interest income
Loans and leases, including fees	$228,730	$204,865	11.6%	$672,845	$603,488	11.5%
Investment securities
Taxable	53,631	36,421	47.3%	157,026	107,065	46.7%
Tax-exempt	2,425	2,195	10.5%	7,423	6,632	11.9%
Total investment securities interest	56,056	38,616	45.2%	164,449	113,697	44.6%
Other earning assets	4,514	6,773	(33.4)%	15,345	19,388	(20.9)%
Total interest income	289,300	250,254	15.6%	852,639	736,573	15.8%

Interest expense
Deposits	82,263	77,766	5.8%	241,248	231,891	4.0%
Short-term borrowings	4,070	5,979	(31.9)%	14,235	19,917	(28.5)%
Long-term borrowings	6,711	6,023	11.4%	20,913	16,714	25.1%
Total interest expense	93,044	89,768	3.6%	276,396	268,522	2.9%
Net interest income	196,256	160,486	22.3%	576,243	468,051	23.1%
Provision for credit losses-loans and leases	8,975	8,612	4.2%	27,938	26,837	4.1%
Provision for credit losses-unfunded commitments	(72)	453	(115.9)%	(2,305)	730	(415.8)%
Net interest income after provision for credit losses	187,353	151,421	23.7%	550,610	440,484	25.0%

Noninterest income
Service charges on deposit accounts	9,031	7,829	15.4%	26,940	23,058	16.8%
Wealth management fees	9,135	7,351	24.3%	27,869	23,275	19.7%
Bankcard income	3,862	3,589	7.6%	10,474	10,636	(1.5)%
Client derivative fees	2,511	1,876	33.8%	7,964	5,121	55.5%
Foreign exchange income	17,485	16,666	4.9%	46,899	42,970	9.1%
Leasing business income	22,967	20,997	9.4%	67,325	60,497	11.3%
Net gains from sales of loans	5,650	6,835	(17.3)%	18,355	17,844	2.9%
Net gain (loss) on investment securities	247	(42)	688.1%	(1,350)	(9,748)	86.2%
Gain on bargain purchase	37	0	100.0%	12,118	0	100.0%
Other	6,733	8,424	(20.1)%	16,761	19,018	(11.9)%
Total noninterest income	77,658	73,525	5.6%	233,355	192,671	21.1%

Noninterest expenses
Salaries and employee benefits	94,385	80,607	17.1%	281,158	230,762	21.8%
Net occupancy	7,591	6,003	26.5%	22,679	17,867	26.9%
Furniture and equipment	4,834	3,582	35.0%	13,837	10,836	27.7%
Data processing	12,685	9,591	32.3%	38,893	27,370	42.1%
Marketing	3,801	2,359	61.1%	10,069	7,114	41.5%
Professional services	3,566	2,314	54.1%	14,939	8,602	73.7%
Amortization of tax credit investments	774	112	591.1%	2,112	335	530.4%
FDIC assessments	3,170	2,611	21.4%	9,693	8,281	17.1%
Intangible amortization	6,230	2,359	164.1%	18,720	7,076	164.6%
Leasing business expense	14,315	13,911	2.9%	43,077	39,868	8.0%
Other	14,385	10,820	32.9%	41,509	32,905	26.1%
Total noninterest expenses	165,736	134,269	23.4%	496,686	391,016	27.0%
Income before income taxes	99,275	90,677	9.5%	287,279	242,139	18.6%
Income tax expense	18,093	18,754	(3.5)%	55,196	48,927	12.8%
Net income	$81,182	$71,923	12.9%	$232,083	$193,212	20.1%

ADDITIONAL DATA
Net earnings per share - basic	$0.78	$0.76		$2.23	$2.04
Net earnings per share - diluted	$0.77	$0.75		$2.21	$2.02
Dividends declared per share	$0.26	$0.25		$0.76	$0.73

Return on average assets	1.44%	1.54%		1.39%	1.40%
Return on average shareholders' equity	10.87%	11.08%		10.50%	10.26%

Interest income	$289,300	$250,254	15.6%	$852,639	$736,573	15.8%
Tax equivalent adjustment	1,114	1,248	(10.7)%	3,461	3,707	(6.6)%
Interest income - tax equivalent	290,414	251,502	15.5%	856,100	740,280	15.6%
Interest expense	93,044	89,768	3.6%	276,396	268,522	2.9%
Net interest income - tax equivalent	$197,370	$161,734	22.0%	$579,704	$471,758	22.9%

Net interest margin	4.05%	3.99%		3.99%	3.95%
Net interest margin (fully tax equivalent) (1)	4.07%	4.02%		4.01%	3.98%

Full-time equivalent employees	2,251	1,986

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2026
	Third	Second	First	Year to	% Change
	Quarter	Quarter	Quarter	Date	Linked Qtr.
Interest income
Loans and leases, including fees	$228,730	$219,164	$224,951	$672,845	4.4%
Investment securities
Taxable	53,631	53,904	49,491	157,026	(0.5)%
Tax-exempt	2,425	2,472	2,526	7,423	(1.9)%
Total investment securities interest	56,056	56,376	52,017	164,449	(0.6)%
Other earning assets	4,514	5,381	5,450	15,345	(16.1)%
Total interest income	289,300	280,921	282,418	852,639	3.0%

Interest expense
Deposits	82,263	79,250	79,735	241,248	3.8%
Short-term borrowings	4,070	4,997	5,168	14,235	(18.6)%
Long-term borrowings	6,711	6,297	7,905	20,913	6.6%
Total interest expense	93,044	90,544	92,808	276,396	2.8%
Net interest income	196,256	190,377	189,610	576,243	3.1%
Provision for credit losses-loans and leases	8,975	12,933	6,030	27,938	(30.6)%
Provision for credit losses-unfunded commitments	(72)	(4,743)	2,510	(2,305)	(98.5)%
Net interest income after provision for credit losses	187,353	182,187	181,070	550,610	2.8%

Noninterest income
Service charges on deposit accounts	9,031	8,896	9,013	26,940	1.5%
Wealth management fees	9,135	8,252	10,482	27,869	10.7%
Bankcard income	3,862	3,032	3,580	10,474	27.4%
Client derivative fees	2,511	1,443	4,010	7,964	74.0%
Foreign exchange income	17,485	13,101	16,313	46,899	33.5%
Leasing business income	22,967	22,750	21,608	67,325	1.0%
Net gains from sales of loans	5,650	6,658	6,047	18,355	(15.1)%
Net gain (loss) on investment securities	247	(337)	(1,260)	(1,350)	173.3%
Gain on bargain purchase	37	3,189	8,892	12,118	(98.8)%
Other	6,733	6,807	3,221	16,761	(1.1)%
Total noninterest income	77,658	73,791	81,906	233,355	5.2%

Noninterest expenses
Salaries and employee benefits	94,385	86,917	99,856	281,158	8.6%
Net occupancy	7,591	7,535	7,553	22,679	0.7%
Furniture and equipment	4,834	4,310	4,693	13,837	12.2%
Data processing	12,685	13,554	12,654	38,893	(6.4)%
Marketing	3,801	3,616	2,652	10,069	5.1%
Professional services	3,566	7,387	3,986	14,939	(51.7)%
Amortization of tax credit investments	774	669	669	2,112	15.7%
FDIC assessments	3,170	2,878	3,645	9,693	10.1%
Intangible amortization	6,230	6,229	6,261	18,720	0.0%
Leasing business expense	14,315	14,633	14,129	43,077	(2.2)%
Other	14,385	13,814	13,310	41,509	4.1%
Total noninterest expenses	165,736	161,542	169,408	496,686	2.6%
Income before income taxes	99,275	94,436	93,568	287,279	5.1%
Income tax expense	18,093	17,980	19,123	55,196	0.6%
Net income	$81,182	$76,456	$74,445	$232,083	6.2%

ADDITIONAL DATA
Net earnings per share - basic	$0.78	$0.74	$0.72	$2.23
Net earnings per share - diluted	$0.77	$0.73	$0.71	$2.21
Dividends declared per share	$0.26	$0.25	$0.25	$0.76

Return on average assets	1.44%	1.37%	1.34%	1.39%
Return on average shareholders' equity	10.87%	10.39%	10.24%	10.50%

Interest income	$289,300	$280,921	$282,418	$852,639	3.0%
Tax equivalent adjustment	1,114	1,161	1,186	3,461	(4.0)%
Interest income - tax equivalent	290,414	282,082	283,604	856,100	3.0%
Interest expense	93,044	90,544	92,808	276,396	2.8%
Net interest income - tax equivalent	$197,370	$191,538	$190,796	$579,704	3.0%

Net interest margin	4.05%	3.96%	3.97%	3.99%
Net interest margin (fully tax equivalent) (1)	4.07%	3.98%	3.99%	4.01%

Full-time equivalent employees	2,251	2,371	2,319

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2025
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$215,663	$204,865	$201,460	$197,163	$819,151
Investment securities
Taxable	40,971	36,421	36,243	34,401	148,036
Tax-exempt	2,363	2,195	2,233	2,204	8,995
Total investment securities interest	43,334	38,616	38,476	36,605	157,031
Other earning assets	6,334	6,773	5,964	6,651	25,722
Total interest income	265,331	250,254	245,900	240,419	1,001,904

Interest expense
Deposits	78,861	77,766	75,484	78,641	310,752
Short-term borrowings	4,925	5,979	6,393	7,545	24,842
Long-term borrowings	7,550	6,023	5,754	4,937	24,264
Total interest expense	91,336	89,768	87,631	91,123	359,858
Net interest income	173,995	160,486	158,269	149,296	642,046
Provision for credit losses-loans and leases	9,688	8,612	9,084	9,141	36,525
Provision for credit losses-unfunded commitments	412	453	718	(441)	1,142
Net interest income after provision for credit losses	163,895	151,421	148,467	140,596	604,379

Noninterest income
Service charges on deposit accounts	8,308	7,829	7,766	7,463	31,366
Wealth management fees	9,288	7,351	7,787	8,137	32,563
Bankcard income	3,590	3,589	3,737	3,310	14,226
Client derivative fees	2,681	1,876	1,674	1,571	7,802
Foreign exchange income	22,696	16,666	13,760	12,544	65,666
Leasing business income	19,523	20,997	20,797	18,703	80,020
Net gains from sales of loans	7,041	6,835	6,687	4,322	24,885
Net gain (loss) on investment securities	(12,576)	(42)	243	(9,949)	(22,324)
Other	4,216	8,424	5,612	4,982	23,234
Total noninterest income	64,767	73,525	68,063	51,083	257,438

Noninterest expenses
Salaries and employee benefits	85,123	80,607	74,917	75,238	315,885
Net occupancy	6,315	6,003	5,845	6,019	24,182
Furniture and equipment	3,940	3,582	3,441	3,813	14,776
Data processing	10,465	9,591	9,020	8,759	37,835
Marketing	3,056	2,359	2,737	2,018	10,170
Professional services	6,231	2,314	3,549	2,739	14,833
Amortization of tax credit investments	800	112	111	112	1,135
FDIC assessments	2,923	2,611	2,611	3,059	11,204
Intangible amortization	3,927	2,359	2,358	2,359	11,003
Leasing business expense	13,837	13,911	13,155	12,802	53,705
Other	12,914	10,820	10,927	11,158	45,819
Total noninterest expenses	149,531	134,269	128,671	128,076	540,547
Income before income taxes	79,131	90,677	87,859	63,603	321,270
Income tax expense	16,738	18,754	17,863	12,310	65,665
Net income	$62,393	$71,923	$69,996	$51,293	$255,605

ADDITIONAL DATA
Net earnings per share - basic	$0.65	$0.76	$0.74	$0.54	$2.68
Net earnings per share - diluted	$0.64	$0.75	$0.73	$0.54	$2.66
Dividends declared per share	$0.25	$0.25	$0.24	$0.24	$0.98

Return on average assets	1.22%	1.54%	1.52%	1.13%	1.35%
Return on average shareholders' equity	9.18%	11.08%	11.16%	8.46%	9.98%

Interest income	$265,331	$250,254	$245,900	$240,419	$1,001,904
Tax equivalent adjustment	1,227	1,248	1,246	1,213	4,934
Interest income - tax equivalent	266,558	251,502	247,146	241,632	1,006,838
Interest expense	91,336	89,768	87,631	91,123	359,858
Net interest income - tax equivalent	$175,222	$161,734	$159,515	$150,509	$646,980

Net interest margin	3.96%	3.99%	4.01%	3.84%	3.95%
Net interest margin (fully tax equivalent) (1)	3.98%	4.02%	4.05%	3.88%	3.98%

Full-time equivalent employees	2,164	1,986	2,033	2,021

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	% Change	% Change
	2026	2026	2026	2025	2025	Linked Qtr.	Comp Qtr.
ASSETS
Cash and due from banks	$176,102	$206,361	$170,641	$178,553	$174,659	(14.7)%	0.8%
Interest-bearing deposits with other banks	566,778	579,194	1,032,259	597,338	565,080	(2.1)%	0.3%
Investment securities available-for-sale	4,635,304	4,733,713	4,953,023	3,971,932	3,422,595	(2.1)%	35.4%
Investment securities held-to-maturity	38,321	46,067	49,631	58,545	71,595	(16.8)%	(46.5)%
Other investments	139,535	137,755	137,018	129,564	117,120	1.3%	19.1%
Loans held for sale	22,958	33,125	18,280	16,953	21,466	(30.7)%	7.0%
Loans and leases
Commercial and industrial	4,948,380	4,842,347	4,693,786	4,632,241	3,838,630	2.2%	28.9%
Lease financing	678,423	659,328	649,645	638,527	596,734	2.9%	13.7%
Construction real estate	606,696	599,258	591,080	677,339	627,960	1.2%	(3.4)%
Commercial real estate	4,542,568	4,548,887	4,473,468	4,384,556	4,048,370	(0.1)%	12.2%
Residential real estate	1,806,123	1,805,044	1,831,338	1,832,184	1,494,464	0.1%	20.9%
Home equity	1,105,790	1,058,175	1,026,839	1,005,204	935,975	4.5%	18.1%
Installment	150,485	156,470	162,314	188,694	109,764	(3.8)%	37.1%
Credit card	66,617	65,405	66,371	65,325	62,654	1.9%	6.3%
Total loans	13,905,082	13,734,914	13,494,841	13,424,070	11,714,551	1.2%	18.7%
Less:
Allowance for credit losses	(191,650)	(189,912)	(183,716)	(186,487)	(161,916)	0.9%	18.4%
Net loans	13,713,432	13,545,002	13,311,125	13,237,583	11,552,635	1.2%	18.7%
Premises and equipment	229,669	229,763	228,384	204,760	198,251	0.0%	15.8%
Operating leases	237,160	241,742	220,061	214,003	214,667	(1.9)%	10.5%
Goodwill	1,099,936	1,099,936	1,099,543	1,099,524	1,007,656	0.0%	9.2%
Other intangibles	135,077	140,705	145,927	118,832	73,797	(4.0)%	83.0%
Accrued interest and other assets	1,319,883	1,446,316	1,413,923	1,301,792	1,134,985	(8.7)%	16.3%
Total Assets	$22,314,155	$22,439,679	$22,779,815	$21,129,379	$18,554,506	(0.6)%	20.3%

LIABILITIES
Deposits
Interest-bearing demand	$3,820,903	$3,804,301	$3,658,155	$3,360,613	$2,983,132	0.4%	28.1%
Savings	6,408,902	6,423,986	6,460,546	5,973,532	5,029,097	(0.2)%	27.4%
Time	3,636,887	3,650,043	3,817,268	3,622,227	3,293,707	(0.4)%	10.4%
Total interest-bearing deposits	13,866,692	13,878,330	13,935,969	12,956,372	11,305,936	(0.1)%	22.6%
Noninterest-bearing	3,831,099	3,704,899	3,982,753	3,465,470	3,127,512	3.4%	22.5%
Total deposits	17,697,791	17,583,229	17,918,722	16,421,842	14,433,448	0.7%	22.6%
FHLB short-term borrowings	575,000	570,000	550,000	675,000	550,000	0.9%	4.5%
Other	76,860	39,532	70,457	332	45,167	94.4%	70.2%
Total short-term borrowings	651,860	609,532	620,457	675,332	595,167	6.9%	9.5%
Long-term debt	364,925	382,550	380,176	514,052	221,823	(4.6)%	64.5%
Total borrowed funds	1,016,785	992,082	1,000,633	1,189,384	816,990	2.5%	24.5%
Accrued interest and other liabilities	718,097	876,880	919,835	748,937	672,213	(18.1)%	6.8%
Total Liabilities	19,432,673	19,452,191	19,839,190	18,360,163	15,922,651	(0.1)%	22.0%

SHAREHOLDERS' EQUITY
Common stock	1,790,583	1,792,158	1,789,676	1,647,618	1,641,315	(0.1)%	9.1%
Retained earnings	1,589,622	1,535,765	1,485,573	1,437,286	1,399,577	3.5%	13.6%
Accumulated other comprehensive income (loss)	(387,095)	(223,720)	(217,430)	(189,942)	(223,000)	73.0%	73.6%
Treasury stock, at cost	(111,628)	(116,715)	(117,194)	(125,746)	(186,037)	(4.4)%	(40.0)%
Total Shareholders' Equity	2,881,482	2,987,488	2,940,625	2,769,216	2,631,855	(3.5)%	9.5%
Total Liabilities and Shareholders' Equity	$22,314,155	$22,439,679	$22,779,815	$21,129,379	$18,554,506	(0.6)%	20.3%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,
	2026	2026	2026	2025	2025	2026	2025
ASSETS
Cash and due from banks	$183,151	$182,261	$227,115	$178,403	$165,210	$197,348	$168,108
Interest-bearing deposits with other banks	499,575	605,647	596,094	647,347	610,074	566,752	589,546
Investment securities	4,925,893	5,079,730	4,769,261	3,988,846	3,552,014	4,925,535	3,481,357
Loans held for sale	33,515	32,458	451,139	32,425	26,366	170,841	20,594
Loans and leases
Commercial and industrial	4,863,566	4,723,431	4,771,066	4,310,399	3,890,886	4,786,360	3,853,411
Lease financing	662,208	646,520	630,204	617,518	592,510	646,428	586,267
Construction real estate	615,131	583,146	643,270	679,884	711,011	613,746	763,731
Commercial real estate	4,551,002	4,546,901	4,446,231	4,240,042	3,993,549	4,515,095	3,990,073
Residential real estate	1,791,576	1,812,228	1,834,467	1,717,439	1,489,942	1,812,600	1,483,760
Home equity	1,079,269	1,043,805	1,016,080	981,406	919,368	1,046,616	889,985
Installment	153,945	158,760	166,979	164,013	114,058	159,847	119,610
Credit card	71,685	71,790	68,888	69,141	68,375	70,798	67,411
Total loans	13,788,382	13,586,581	13,577,185	12,779,842	11,779,699	13,651,490	11,754,248
Less:
Allowance for credit losses	(192,456)	(186,331)	(200,745)	(179,275)	(162,417)	(193,147)	(159,613)
Net loans	13,595,926	13,400,250	13,376,440	12,600,567	11,617,282	13,458,343	11,594,635
Premises and equipment	230,932	230,343	230,154	202,956	199,167	230,479	198,858
Operating leases	237,488	234,460	215,318	211,091	217,404	229,170	211,801
Goodwill	1,099,934	1,099,742	1,099,543	1,069,781	1,007,656	1,099,741	1,007,656
Other intangibles	138,310	143,403	149,631	104,184	74,448	143,740	76,234
Accrued interest and other assets	1,376,388	1,383,145	1,345,026	1,220,939	1,096,567	1,368,301	1,103,344
Total Assets	$22,321,112	$22,391,439	$22,459,721	$20,256,539	$18,566,188	$22,390,250	$18,452,133

LIABILITIES
Deposits
Interest-bearing demand	$3,814,405	$3,762,177	$3,626,103	$3,276,425	$3,036,296	$3,734,918	$3,064,404
Savings	6,458,303	6,434,399	6,406,223	5,740,651	5,054,563	6,433,166	4,993,198
Time	3,669,146	3,678,808	3,868,224	3,504,872	3,296,789	3,737,997	3,192,928
Total interest-bearing deposits	13,941,854	13,875,384	13,900,550	12,521,948	11,387,648	13,906,081	11,250,530
Noninterest-bearing	3,797,339	3,811,391	3,745,002	3,436,709	3,124,277	3,784,769	3,119,587
Total deposits	17,739,193	17,686,775	17,645,552	15,958,657	14,511,925	17,690,850	14,370,117
Federal funds purchased and securities sold
under agreements to repurchase	46,803	3,351	16,278	2,283	12,434	22,256	6,461
FHLB short-term borrowings	357,140	508,931	538,084	444,511	497,092	467,389	527,445
Other	0	0	0	13,891	21,519	0	48,756
Total short-term borrowings	403,943	512,282	554,362	460,685	531,045	489,645	582,662
Long-term debt	375,039	379,354	457,799	387,965	292,301	403,761	328,438
Total borrowed funds	778,982	891,636	1,012,161	848,650	823,346	893,406	911,100
Accrued interest and other liabilities	839,667	861,791	854,423	753,651	655,714	851,906	654,241
Total Liabilities	19,357,842	19,440,202	19,512,136	17,560,958	15,990,985	19,436,162	15,935,458

SHAREHOLDERS' EQUITY
Common stock	1,792,381	1,790,690	1,795,255	1,644,923	1,639,986	1,792,765	1,639,591
Retained earnings	1,545,957	1,499,207	1,448,012	1,406,388	1,369,069	1,498,084	1,324,830
Accumulated other comprehensive loss	(259,303)	(221,515)	(173,065)	(209,767)	(247,746)	(218,277)	(260,129)
Treasury stock, at cost	(115,765)	(117,145)	(122,617)	(145,963)	(186,106)	(118,484)	(187,617)
Total Shareholders' Equity	2,963,270	2,951,237	2,947,585	2,695,581	2,575,203	2,954,088	2,516,675
Total Liabilities and Shareholders' Equity	$22,321,112	$22,391,439	$22,459,721	$20,256,539	$18,566,188	$22,390,250	$18,452,133

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages									Year-to-Date Averages
	September 30, 2026			June 30, 2026			September 30, 2025			September 30, 2026		September 30, 2025
	Balance	Interest	Yield	Balance	Interest	Yield	Balance	Interest	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$4,925,893	$56,056	4.51%	$5,079,730	$56,376	4.45%	$3,552,014	$38,616	4.31%	$4,925,535	4.46%	$3,481,357	4.37%
Interest-bearing deposits with other banks	499,575	4,514	3.58%	605,647	5,381	3.56%	610,074	6,773	4.40%	566,752	3.62%	589,546	4.40%
Gross loans (1)	13,821,897	228,730	6.57%	13,619,039	219,164	6.45%	11,806,065	204,865	6.88%	13,822,331	6.51%	11,774,842	6.85%
Total earning assets	19,247,365	289,300	5.96%	19,304,416	280,921	5.84%	15,968,153	250,254	6.22%	19,314,618	5.90%	15,845,745	6.21%

Nonearning assets
Allowance for credit losses	(192,456)			(186,331)			(162,417)			(193,147)		(159,613)
Cash and due from banks	183,151			182,261			165,210			197,348		168,108
Accrued interest and other assets	3,083,052			3,091,093			2,595,242			3,071,431		2,597,893
Total assets	$22,321,112			$22,391,439			$18,566,188			$22,390,250		$18,452,133

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$3,814,405	$15,985	1.66%	$3,762,177	$14,288	1.52%	$3,036,296	$14,592	1.91%	$3,734,918	1.56%	$3,064,404	1.92%
Savings	6,458,303	34,149	2.10%	6,434,399	33,405	2.08%	5,054,563	30,854	2.42%	6,433,166	2.08%	4,993,198	2.44%
Time	3,669,146	32,129	3.47%	3,678,808	31,557	3.44%	3,296,789	32,320	3.89%	3,737,997	3.49%	3,192,928	4.05%
Total interest-bearing deposits	13,941,854	82,263	2.34%	13,875,384	79,250	2.29%	11,387,648	77,766	2.71%	13,906,081	2.32%	11,250,530	2.76%
Borrowed funds
Short-term borrowings	403,943	4,070	4.00%	512,282	4,997	3.91%	531,045	5,979	4.47%	489,645	3.89%	582,662	4.57%
Long-term debt	375,039	6,711	7.10%	379,354	6,297	6.66%	292,301	6,023	8.17%	403,761	6.93%	328,438	6.80%
Total borrowed funds	778,982	10,781	5.49%	891,636	11,294	5.08%	823,346	12,002	5.78%	893,406	5.26%	911,100	5.38%
Total interest-bearing liabilities	14,720,836	93,044	2.51%	14,767,020	90,544	2.46%	12,210,994	89,768	2.92%	14,799,487	2.50%	12,161,630	2.95%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	3,797,339			3,811,391			3,124,277			3,784,769		3,119,587
Other liabilities	839,667			861,791			655,714			851,906		654,241
Shareholders' equity	2,963,270			2,951,237			2,575,203			2,954,088		2,516,675
Total liabilities & shareholders' equity	$22,321,112			$22,391,439			$18,566,188			$22,390,250		$18,452,133

Net interest income	$196,256			$190,377			$160,486			$576,243		$468,051
Net interest spread			3.45%			3.38%			3.30%		3.40%		3.26%
Net interest margin			4.05%			3.96%			3.99%		3.99%		3.95%

Tax equivalent adjustment			0.02%			0.02%			0.03%		0.02%		0.03%
Net interest margin (fully tax equivalent)			4.07%			3.98%			4.02%		4.01%		3.98%

(1) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$802	$(1,122)	$(320)	$1,805	$15,635	$17,440	$2,535	$48,217	$50,752
Interest-bearing deposits with other banks	32	(899)	(867)	(1,261)	(998)	(2,259)	(3,426)	(617)	(4,043)
Gross loans (2)	3,759	5,807	9,566	(9,494)	33,359	23,865	(30,311)	99,668	69,357
Total earning assets	4,593	3,786	8,379	(8,950)	47,996	39,046	(31,202)	147,268	116,066

Interest-bearing liabilities
Total interest-bearing deposits	$1,731	$1,282	$3,013	$(10,574)	$15,071	$4,497	$(36,713)	$46,070	$9,357
Borrowed funds
Short-term borrowings	108	(1,035)	(927)	(628)	(1,281)	(1,909)	(2,978)	(2,704)	(5,682)
Long-term debt	417	(3)	414	(793)	1,481	688	298	3,901	4,199
Total borrowed funds	525	(1,038)	(513)	(1,421)	200	(1,221)	(2,680)	1,197	(1,483)
Total interest-bearing liabilities	2,256	244	2,500	(11,995)	15,271	3,276	(39,393)	47,267	7,874
Net interest income (1)	$2,337	$3,542	$5,879	$3,045	$32,725	$35,770	$8,191	$100,001	$108,192

(1) Not tax equivalent.
(2) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)
	Three Months Ended,					Nine months ended
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2026	2026	2026	2025	2025	2026	2025
ALLOWANCE FOR CREDIT LOSS ACTIVITY
Balance at beginning of period	$189,912	$183,716	$186,487	$161,916	$158,522	$186,487	$156,791
Initial allowance on purchased loans	0	0	2,829	23,652	0	2,829	0
Provision for credit losses	8,975	12,933	6,030	9,688	8,612	27,938	26,837
Gross charge-offs
Commercial and industrial	984	2,437	10,788	6,636	2,165	14,209	15,339
Lease financing	976	1,314	43	918	298	2,333	2,358
Construction real estate	110	0	0	0	245	110	245
Commercial real estate	5,129	2,484	29	433	3,105	7,642	3,105
Residential real estate	11	84	127	151	0	222	16
Home equity	137	262	119	95	92	518	278
Installment	676	1,034	1,058	1,197	1,194	2,768	3,635
Credit card	520	704	496	729	577	1,720	1,540
Total gross charge-offs	8,543	8,319	12,660	10,159	7,676	29,522	26,516
Recoveries
Commercial and industrial	387	463	100	264	202	950	687
Lease financing	0	114	23	201	291	137	331
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	8	8	28	5	1,138	44	1,232
Residential real estate	24	18	30	13	58	72	124
Home equity	60	157	116	117	94	333	312
Installment	688	660	598	682	609	1,946	1,888
Credit card	139	162	135	108	66	436	230
Total recoveries	1,306	1,582	1,030	1,390	2,458	3,918	4,804
Total net charge-offs	7,237	6,737	11,630	8,769	5,218	25,604	21,712
Ending allowance for credit losses	$191,650	$189,912	$183,716	$186,487	$161,916	$191,650	$161,916

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.05%	0.17%	0.91%	0.59%	0.20%	0.37%	0.51%
Lease financing	0.58%	0.74%	0.01%	0.46%	0.00%	0.45%	0.46%
Construction real estate	0.07%	0.00%	0.00%	0.00%	0.14%	0.02%	0.04%
Commercial real estate	0.45%	0.22%	0.00%	0.04%	0.20%	0.22%	0.06%
Residential real estate	0.00%	0.01%	0.02%	0.03%	(0.02)%	0.01%	(0.01)%
Home equity	0.03%	0.04%	0.00%	(0.01)%	0.00%	0.02%	(0.01)%
Installment	(0.03)%	0.94%	1.12%	1.25%	2.03%	0.69%	1.95%
Credit card	2.11%	3.03%	2.13%	3.56%	2.97%	2.42%	2.60%
Total net charge-offs	0.21%	0.20%	0.35%	0.27%	0.18%	0.25%	0.25%

COMPONENTS OF NONACCRUAL LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans
Commercial and industrial	$21,127	$20,305	$22,576	$27,461	$23,832	$21,127	$23,832
Lease financing	1,459	7,558	5,857	5,660	5,885	1,459	5,885
Construction real estate	351	698	715	1,120	1,120	351	1,120
Commercial real estate	53,870	44,404	49,481	45,590	24,443	53,870	24,443
Residential real estate	18,358	18,260	17,439	18,302	16,452	18,358	16,452
Home equity	4,093	4,095	3,687	2,927	3,567	4,093	3,567
Installment	952	832	786	748	652	952	652
Total nonaccrual loans	100,210	96,152	100,541	101,808	75,951	100,210	75,951
Other real estate owned (OREO)	160	174	238	184	111	160	111
Total nonperforming assets	100,370	96,326	100,779	101,992	76,062	100,370	76,062
Accruing loans past due 90 days or more	937	650	1,366	411	592	937	592
Total underperforming assets	$101,307	$96,976	$102,145	$102,403	$76,654	$101,307	$76,654
Total classified assets	$281,407	$226,826	$232,368	$235,451	$218,794	$281,407	$218,794

CREDIT QUALITY RATIOS
Allowance for credit losses to
Nonaccrual loans	191.25%	197.51%	182.73%	183.18%	213.18%	191.25%	213.18%
Total ending loans	1.38%	1.38%	1.36%	1.39%	1.38%	1.38%	1.38%
Nonaccrual loans to total loans	0.72%	0.70%	0.75%	0.76%	0.65%	0.72%	0.65%
Nonperforming assets to
Ending loans, plus OREO	0.72%	0.70%	0.75%	0.76%	0.65%	0.72%	0.65%
Total assets	0.45%	0.43%	0.44%	0.48%	0.41%	0.45%	0.41%
Classified assets to total assets	1.26%	1.01%	1.02%	1.11%	1.18%	1.26%	1.18%

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
	Three Months Ended,					Nine months ended,
	Sep. 30	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2026	2026	2026	2025	2025	2026	2025
PER COMMON SHARE
Market Price
High	$36.18	$33.90	$31.16	$26.98	$26.79	$36.18	$29.04
Low	$31.22	$28.06	$25.09	$23.26	$23.55	$25.09	$22.05
Close	$31.32	$33.83	$27.88	$25.02	$25.25	$31.32	$25.25

Average shares outstanding - basic	103,962,646	103,938,322	103,705,269	96,724,148	94,889,341	103,869,688	94,799,411
Average shares outstanding - diluted	105,000,875	104,936,741	104,615,405	97,593,800	95,753,798	104,852,419	95,674,093
Ending shares outstanding	105,188,323	104,956,458	104,932,829	98,521,726	95,757,250	105,188,323	95,757,250

Total shareholders' equity	$2,881,482	$2,987,488	$2,940,625	$2,769,216	$2,631,855	$2,881,482	$2,631,855

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$2,093,397	$2,029,668	$1,970,561	$1,798,266	$1,828,843	$2,093,397	$1,828,843
Common equity tier 1 capital ratio	12.54%	12.33%	12.22%	11.32%	12.91%	12.54%	12.91%
Tier 1 capital	$2,139,109	$2,075,286	$2,016,070	$1,843,672	$1,874,191	$2,139,109	$1,874,191
Tier 1 ratio	12.81%	12.61%	12.50%	11.60%	13.23%	12.81%	13.23%
Total capital	$2,643,368	$2,591,169	$2,531,334	$2,457,377	$2,170,546	$2,643,368	$2,170,546
Total capital ratio	15.83%	15.75%	15.70%	15.46%	15.32%	15.83%	15.32%
Total capital in excess of minimum requirement	$890,577	$863,256	$837,959	$788,889	$683,018	$890,577	$683,018
Total risk-weighted assets	$16,693,251	$16,456,311	$16,127,377	$15,890,363	$14,166,935	$16,693,251	$14,166,935
Leverage ratio	9.96%	9.66%	9.39%	9.53%	10.50%	9.96%	10.50%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	12.91%	13.31%	12.91%	13.11%	14.18%	12.91%	14.18%
Ending tangible shareholders' equity to ending tangible assets (1)	7.81%	8.24%	7.87%	7.79%	8.87%	7.81%	8.87%
Average shareholders' equity to average assets	13.28%	13.18%	13.12%	13.31%	13.87%	13.19%	13.64%
Average tangible shareholders' equity to average tangible assets (1)	8.18%	8.08%	8.01%	7.97%	8.54%	8.09%	8.25%

REPURCHASE PROGRAM (2)
Shares repurchased	0	0	0	0	0	0	0
Average share repurchase price	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total cost of shares repurchased	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

(2) Represents share repurchases as part of publicly announced plans.

N/A = Not applicable